TherapeuticsMD, Inc. 8-K

Exhibit 99.1

Investor Presentation January 2019

2 Forward - Looking Statements This presentation by TherapeuticsMD, Inc. (referred to as “we” and “our”) may contain forward - looking statements. Forward - lookin g statements may include, but are not limited to, statements relating to our objectives, plans and strategies, as well as state men ts, other than historical facts, that address activities, events or developments that we intend, expect, project, believe or anti cip ate will or may occur in the future. These statements are often characterized by terminology such as “believe,” “hope,” “may,” “anticipat e,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions and are ba sed on assumptions and assessments made in light of our managerial experience and perception of historical trends, current condition s, expected future developments and other factors we believe to be appropriate. Forward - looking statements in this presentation are made as of the date of this presentation, and we undertake no duty to update or revise any such statements, whether as a result of new information, future events or otherwise. Forward - looking statements are n ot guarantees of future performance and are subject to risks and uncertainties, many of which may be outside of our control. Imp ort ant factors that could cause actual results, developments and business decisions to differ materially from forward - looking statement s are described in the sections titled “Risk Factors” in our filings with the Securities and Exchange Commission, including our mos t r ecent Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q, as well as our current reports on Form 8 - K, and include the following: our ability to maintain or increase sales of our products; our ability to develop and commercialize IMVEXXY TM , ANNOVERA TM , BIJUVA TM and our hormone therapy drug candidates and obtain additional financing necessary therefor; whether we will be able to comply with the covenants and conditions under our term loan agreement; the potential of adverse side effects or other safety risks that could adversely affect the commercialization of our current or future approved products or preclude t he approval of our future drug candidates; the length, cost and uncertain results of future clinical trials; the ability of our lic ensees to commercialize and distribute our product and product candidates; our reliance on third parties to conduct our manufacturing, research and development and clinical trials; the availability of reimbursement from government authorities and health insura nce companies for our products; the impact of product liability lawsuits; the influence of extensive and costly government regula tio n; the volatility of the trading price of our common stock and the concentration of power in our stock ownership. This non - promotional presentation is intended for investor audiences only.

3 TherapeuticsMD, A Premier Women’s Health Company ANNOVERA ™ (segesterone acetate and ethinyl estradiol vaginal system) 3 Recently Approved Products PROCEDURE - FREE, LONG - ACTING REVERSIBLE CONTRACEPTION VASOMOTOR SYMPTOMS (Hot Flashes due to Menopause) DYSPAREUNIA (a symptom of VVA due to Menopause) Launched Launch expected early 2Q19 Launch expected 2H19

New Product Launches Address Large Market Opportunities in Women's Health

	Imvexxy	Bijuva	ANNOVERA™
Key Value Proposition	Easy to use, lowest effective dose, designed to support patient adherence	First and only bio-identical FDA-approved combination product	First and only patient-controlled, procedure-free, long-acting, reversible birth control product
Affected US Population	32 million women[5,6]	36 million women[3]	43 million women[1]
US TAM Opportunity	>$20B[7]	>$25B[4,7]	$5B[2]
Status	Approved May 29, 2018 Commercial Launch: August 2018	Approved October 28, 2018 Commercial Launch Expected: Early 2Q19	Approved August 10, 2018 Commercial Launch Expected: 2H19

1) Contraceptive Use in the United States, Guttmacher, July 2018. IQVIA Patient Tracker.
2) QuintilesIMS MIDAS, QuintilesIMS Analysis, Company filings. Long acting reversible contraceptive market includes: Nexplanon/Implanon, Mirena family, Paragard and Liletta. Net sales as reported in company filings.
3) Derived from U.S. Census data on women in the age group who normally experience symptoms.
4) Based on pre-WHI annual scripts of FDA-approved HT products.
5) The North American Menopause Society. Management of symptomatic vulvovaginal atrophy: 2013 position statement of The North American Menopause Society. *Menopause*. 2013;20(9):888–902.
6) Gass ML, Cochrane BB, Larson JC, et al. Patterns and predictors of sexual activity among women in the hormone therapy trials of the Women's Health Initiative. *Menopause*. 2011;18(11):1160–1171.
7) Based on market pricing of current FDA-approved HT products.

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5 Approved for the treatment of moderate - to - severe dyspareunia (vaginal pain associated with sexual activity), a symptom of vulvar and vaginal atrophy (VVA), due to menopause.

6 Strong Positive Launch through December 31st, 2018 ▪ Total units since launch ~62,400 paid scripts 1 dispensed to ~21,200 patients ▪ Dec. 1st – Dec. 31st total units of ~19,800 paid scripts 1 (increase of ~ 38% Nov/Dec) ▪ Week ending December 21 st ~6,100 total paid scripts 1,2 ▪ ~7,300 prescribers had a filled prescription (increase of 13% Nov/Dec) ▪ Refills continues to exceed VVA treatment averages ▪ 62% of eligible IMVEXXY patients have filled their 4 th script ▪ 2.3 average IMVEXXY fills per patient, which is 82% of the maximum possible fills for those patients 3 ▪ Previous two dyspareunia products averaged 1.7 fills per patient 4 during the first year of launch 1 Units are based on IQVIA and copay redemption data based on utilization of our affordability programs. Cash pay or covered by insurance. Retail data for one week estimated on launch trends. 2 December 21, 2018 was the last full week before the holiday period. 3 Imvexxy fill data is based on IQVIA and copay redemption data. 4 Previous two launches is based on Symphony total script data divided by the patient count data from IQVIA total patient tracker info from the 12 months of launch.

7 Month 1 Month 2 Month 3 Month 4 Month 5 Month 6 Month 7 Month 8 Month 9 Month 10 Month 11 Month 12 Month 13 Month 14 Month 15 Month 16 Month 17 Month 18 Imvexxy 154 6,276 8,435 13,273 14,449 19,842 Vagifem 25MG 301 3,480 8,849 12,601 17,764 21,036 23,981 26,719 28,700 36,186 37,160 43,208 45,882 47,882 52,603 48,674 57,675 56,485 Osphena 42 661 1,659 2,693 3,476 5,095 6,121 7,316 9,203 10,484 13,289 14,487 16,616 18,056 18,998 19,440 19,804 20,817 Intrarosa 128 1,390 2,363 3,945 5,118 6,251 6,875 7,631 9,675 10,633 12,579 13,782 14,669 16,508 16,119 19,173 13,273 19,842 12,601 21,036 43,208 56,485 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 Imvexxy TRx Launch Comparison Imvexxy Vagifem 25MG Osphena Intrarosa Monthly VVA TRx Launch Comparison Demonstrates Successful Launch Execution References: Imvexxy is IQVIA and copay redemption data. IQVIA data for two weeks estimated on launch trends. Osphena and Intrarosa is SHA PHAST data. Vagifem is from IQVIA. All trademarks are the property of their respective owners. *Month 6 of launch for IMVEXXY is December 2018 * IMVEXXY TRxs up ~38% Nov to Dec

8 What is Leading to Rapid Uptake?

9 Improvement seen as early as 2 weeks (secondary endpoint) Key Clinical Attributes: New lowest approved dose 1 Strong efficacy and safety data 2 3 Owning clinical attributes with the underpinning of a highly effective patient experience Ease of use and absence of applicator 5 Ability to be used any time of day 6 A mess - free way to administer 7 PK data where systemic hormone levels remain within normal postmenopausal range 4 Dose packaging to optimize patient compliance and enhance provider and patient acceptance 8 Key Physical Attributes: IMVEXXY is Clearly Differentiated from Other Treatment Options

10 Effective IMVEXXY Detailing Prescribers detailed 1 : • Are more comfortable with estrogen • Regard VVA and dyspareunia as more serious • Are more favorable towards IMVEXXY • Associate IMVEXXY more strongly with top attributes • Plan to prescribe more IMVEXXY The messaging by TXMD sales reps is proving effective , both at increasing the importance of treating VVA and educating Prescribers about IMVEXXY Journal Ad Prescriber eDetail Direct Mail Unbranded Direct to Consumer American Association of Nurse Practitioners 1 TXMD sales force effectiveness research

11 ▪ "No interruptions" ad concepts tested in market research 1 - Concepts achieved high engagement vs. Premarin - Concepts drove significant movement in likelihood to discuss with prescribers vs. Premarin with re - exposure; achieved parity with Premarin in initial exposure New Levers and Messaging Planned to Support Driving NRx Trends in 2019 1Q - 2Q19 New Tools 2Q19 Evolved E - Detail & Tools 2H19 DTC Launch ▪ Continued rollout of speaker programs ▪ Tools to support differentiation vs. other products ▪ Multichannel to segmented core targets ▪ Jump Start program for new writers ▪ Streamlined based on research results and salesforce input ▪ Additional leave behind tools Introducing an 1 TXMD research IMVEXXY.COM | 0.0 IMVEXXY.COM - HOMEPAGE

Synergies Provide Potential to Expand the Market

BIJUVA is a Significant Sales Force Pull-Through Opportunity for IMVEXXY in 2019

- VMS and VVA are different symptoms of menopause[1] that are addressed with BIJUVA and IMVEXXY in one complementary product portfolio
- Menopausal women often experience both VVA and hot flashes together
  - Women that are being treated with hot flashes may experience VVA symptoms that need to be treated with a separate VVA prescription[2]
  - Systemic therapy for hot flashes may be ineffective for the treatment of VVA
  - BIJUVA can be leveraged for early awareness of VVA and IMVEXXY - to make patients aware of IMVEXXY 10-15 years earlier before patients are exposed to competitive products
- Sales force to leverage this unique opportunity to expand IMVEXXY market

Bijuva (estradiol and progesterone) capsules 1.0mg/100mg

Imvexxy (estradiol vaginal inserts) 4 mcg · 10 mcg

Same etiology – estrogen deficiency | Similar population[1] | Same prescriber base

[1]The American Journal of Medicine (2005) Vol 118 (12B), 37S-46S.
[2]Notelovitz M. Urogenital aging: solutions in clinical practice. Int J Gynaecol Obstet 1997;59(suppl 1):S35-S39.

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13 ▪ Strong IMVEXXY commercial payer progress ▪ No major road blocks seen ▪ Most major covered plans listed below begin adjudication at various points in 1Q19 ▪ Medicare 2020 bids have been submitted ▪ If accepted, adjudication expected to begin October 1, 2019 TRx Payer Breakdown of FDA - Approved VVA Products 1 Medicaid Cash Commercial 67% Medicare Part D 25% 5% 3% 1 IMS Data April 2018 2 MMIT January 2019 Plan Lives (M) Status ESI 28.9 Covered 2 Prime 11.9 Anthem 13.8 OptumRx 11.4 Cigna 7.5 EnvisionRx 3.4 IMVEXXY Payer Update Payer Adjudication Begins Throughout 1Q 2019

14 Key Drivers for IMVEXXY in 2019 Products ▪ First new differentiated estrogen treatment for VVA in over 12 years ▪ Launch of BIJUVA and ANNOVERA increase exposure in prescriber offices Promotion ▪ Elevate the importance of the company with the prescriber with dual detail ▪ Leverage full year of provider speaker programs across the US ▪ Planned launch of consumer marketing programs 2H19 ▪ Increasing Bio - Ignite pharmacies ▪ Improve access to menopausal women through BIJUVA ▪ Expand sales organization with a total of 200 sales reps planned by the end of 1Q19 Pull Through ▪ Patient adherence continues to exceed industry average and confirms target product profile is meeting a significant void in the market ▪ Major commercial payers will begin adjudicating throughout 1Q19 ▪ Only a few major payers left to contract ▪ Medicare Part D contracting underway

15 15 T he first and only FDA - approved bio - identical hormone therapy combination of estradiol and progesterone in a single, oral softgel capsule for the treatment of moderate to severe vasomotor symptoms (commonly known as hot flashes or flushes) due to menopause in women with a uterus.

16 BIJUVA Market Opportunity ▪ First and only FDA approved Bio - identical combination product * ▪ Little to no promotion in FDA approved hot flash category creates an opportunity to be the only new voice in the space ▪ Improvement in Quality of Life (MENQOL) and Sleep without somnolence ▪ Favorable tolerability with an improved bleeding profile ▪ Unique lipid, metabolic and clotting profiles for an oral estrogen ▪ Second product (IMVEXXY and BIJUVA) in the menopausal space increases provider and patient access ▪ Most women who experience hot flashes due to menopause will experience some level of VVA during their lifetime, which creates an opportunity to introduce IMVEXXY *“Bio - identical” refers to estradiol and progesterone that are molecularly identical to the hormones produced naturally in the woman’s body. There is no evidence that bio - identical hormones are safer or more effective than synthetic hormones. Expanded women's health/menopause footprint that allows us to connect with prescribers and women throughout the menopausal journey

17 BIJUVA’s Phase 3 Clinical Attributes

18 18 No Clinically Significant Changes in Coagulation Parameters were Observed with BIJUVA Reference Data on file, TherapeuticsMD. 0 20 40 60 80 100 120 1/100 Placebo Percent E2/P4 (mg/mg) Antithrombin activity 0 20 40 60 80 100 120 140 1/100 Placebo E2/P4 (mg/mg) Factor XIV 0 20 40 60 80 100 1/100 Placebo E2/P4 (mg/mg) Protein S Baseline Month 12 E2=estradiol; P4=progesterone. ▪ BIJUVA Phase 3 results supports unique lipid, metabolic and clotting profiles for an oral estrogen ▪ Benefits are likely due in part to BIJUVA’s fully solubilized estrogens ▪ BIJUVA is the only hot flash product leveraging a lipid based technology system

19 19 No Clinically Significant Changes in Lipid Parameters were Observed with BIJUVA Reference Data on file, TherapeuticsMD. 0 50 100 150 200 250 1/100 Placebo Mean concentration (mg/dL) E2/P4 (mg/mg) Cholesterol 0 20 40 60 80 100 120 140 1/100 Placebo E2/P4 (mg/mg) LDL cholesterol Baseline Month 12 Few women had cholesterol increases (≥50 mg/dL or above normal levels) at 12 months with BIJUVA vs placebo E2=estradiol; P4=progesterone. ▪ BIJUVA Phase 3 results supports unique lipid, metabolic and clotting profiles for an oral estrogen ▪ Benefits are likely due in part to BIJUVA’s use of fully solubilized estrogens in a lipid based technology system ▪ No significant changes in Total Cholesterol, LDL or Triglycerides 0 20 40 60 80 100 120 140 160 180 200 BIJUVA Placebo Mean Concentration (SD), mg/dL Triglycerides

20 20 Reference Data on file, TherapeuticsMD . Clinical Global Impression (CGI) ▪ Significantly more women rated their condition as very much or much improved with BIJUVA compared with placebo at Weeks 4 and 12 Menopause - Specific Quality of Life Questionnaire (MENQOL) ▪ Statistically significant improvements in total score were observed at Week 12, Month 6, and Month 12 compared with placebo Medical Outcomes Study Sleep Scale (MOS - Sleep) ▪ Statistically significant improvements in total score were observed at Months 6 and 12 compared with placebo † 63 * 82 * 33 53 0 20 40 60 80 100 Week 4 Week 12 Women (%) CGI Response: Clinically meaningful improvement 1-mg E2/100-mg P4 Placebo * P <0.001 vs placebo. † Mean change from baseline at Month 12 was not significant. E2=estradiol; P4=progesterone. Confirmed BIJUVA Efficacy: With a Consistency of Effect on Primary and Secondary Endpoints

21 BIJUVA Launch Strategy

Drive Market Share Market Expansion Clearly Position BIJUVA as the New Standard of Care for Vasomotor Symptoms Activate Women to Take Care of Themselves during Menopause Market Acceleration Through Adherence and New Access Points Partnerships with Compounding Pharmacies, and Leverage of National Care Model Programs that allow Women to take action Commercial Execution Focus on Three Main Fundamental Levers to Drive BIJUVA Launch

23 Salesforce Footprint Considers Distinct BIJUVA Market And IMVEXXY Overlap IMVEXXY Decile 6 - 10 BIJUVA Decile 6 - 10 Portfolio Decile 6 - 10 15,558 ▪ Writing behavior across all 3 market segments ▪ Ensured that any higher IMVEXXY writing stayed intact • 2019 Salesforce reaches 24,431 total Targets • 94% Coverage of Decile 6 - 10 Targets • 62% Coverage of total market TRx ▪ Geographic footprint ▪ Launch focus for BIJUVA will be selected high decile VMS customers and current IMVEXXY writers ▪ Portfolio targeting, messaging and bridging will be a focus on the launch meeting Targeting Summary Portfolio Optimization Summary

24 2019 TXMD Salesforce Expansion x 195 Field Sales Territories x 5 Inside Sales Assignments (whitespace coverage) x 8.5 to 1 Rep to Manager ratio x 23 Sales Teams

25 FDA - Approved Compounded Combination Bio - Identical E+P Off Label Separate Bio - Identical E & P Pills Combination Synthetic E+P 1 ~3.8 million TRx (each) 1 ~3 million TRx 2 12 – 18 million TRx 3 >$25B 4,5 TAM $760M - $950M 4 TAM $600M - $750M 4 TAM $2.4B - $4.5B 4 TAM 1 copay 2 copays 1 copay Often 2 copays cash out of pocket No compliance risk Compliance risk No compliance risk Compliance risk Expect 6 month commercial payer block Insurance coverage Insurance coverage Almost 100% out of pocket 1) Symphony Health Solutions PHAST Data powered by IDV; 12 months as of December 31 2017 2) Includes the following drugs: Activella®, FemHRT ® , Angeliq ®, Generic 17b + Progestins, Prempro ®, Premphase ®, Duavee ®, Brisdelle® 3) Consensus estimate based on Symphony Health Solutions PHAST Data powered by IDV; 12 months as of December 31, 2017 and F ish er, J. QuintilesIMS, White Paper: A Profile of the US Compounding Pharmacy Market 4) Assume WAC pricing between $200 - 250 5) Based on pre - WHI annual scripts of FDA - approved HT products and market pricing of current FDA - approved HT products. All trademarks are the property of their respective owners. A Large Target Market for BIJUVA BIJUVA Combination Bio - Identical E+P Phase 2 Bio - Ignite: Maximize the launch of the compounding channel commensurate with securing commercial reimbursement Selectively leverage this channel until payer coverage begins due to class of trade costs Launch Expected: Early 2Q19 Phase 1: Initial focus during 6 month payer block

26 BIO - IGNITE TM Provides Economic and Regulatory Benefits ▪ BIO - IGNITE TM Program: Strategic partnership to work jointly with compounding pharmacies -- the largest and most influential channel for physicians and patients in bio - identical hormone therapy ▪ Securing partnerships with large pharmacy network and individual pharmacies ▪ Alliance formed with Artiria -- approximately 300 compounding pharmacies ▪ Expect to onboard 400 individual pharmacies ▪ Advantages for compounding pharmacies ▪ Meet patient and physician demand for bio - identical hormone therapy ▪ Assuming third - party reimbursement, significantly improve net margin per script ▪ Lower certain legal and regulatory costs and requirements to continue compounding hormones ▪ Current Phase: Build relationships and trust with IMVEXXY ▪ Expected to be 50 - 100 well recognized women compounding pharmacies in initial 12 months ▪ Next Phase: Integrate BIJUVA to expand reach to the largest segment of the market ▪ Goal to expand to ~900 compounding pharmacies over a 24 month period from launch ▪ Goal: Ensuring that BIJUVA has the best national access and uptake possible Compounding Pharmacy Partnership Strategy

27 1 IMS Data 2018 Medicaid Cash and Pt Assistance Commercial 70% Medicare Part D 13% 8% 9% Payer Breakdown of FDA - Approved VMS Products 1 ▪ Expect 6 month commercial payer block and similar payer onboarding timeline to IMVEXXY

28 ANNOVERA  (Segesterone Acetate/Ethinyl Estradiol Vaginal System) Approved for use by females of reproductive potential to prevent pregnancy. (Limitation of use: Not adequately evaluated in females with a body mass index of >29 kg/m2).

29 ▪ The vaginal system is composed of a “squishy” silicone elastomer • 21/7 days cyclical dosing regimen for one year (13 cycles) • 89% overall patient satisfaction in clinical trials 1 ▪ Average daily release over one year of use: • 0.15 mg/day segesterone acetate • 0.013 mg/day ethinyl estradiol ▪ Nestorone: progesterone derived unique progestin 2 • High progestational potency and anti - ovulatory activity • No androgenic, estrogenic or glucocorticoid effects at contraceptive doses ▪ Strong safety and efficacy data ▪ High patient satisfaction and acceptability ANNOVERA - 1 - Year Vaginal System Segesterone Acetate [Nestorone®]/Ethinyl Estradiol 1 Merkatz, Ruth B., Marlena Plagianos , Elena Hoskin, Michael Cooney, Paul C. Hewett, and Barbara S. Mensch. 2014. “Acceptability of the Nestorone ®/ethinyl estradiol contraceptive vaginal ring: Development of a model; implications for introduction,” Contraception 90(5): 514 – 521. 2 Narender Kumar, Samuel S. Koide, Yun - Yen Tsong , and Kalyan Sundaram. 2000. “ Nestorone : a Progestin with a Unique Pharmacological Profile,” Steroids 65: 629 - 636.

Phase 3 Acceptability Study

Demonstrated 1-Year Contraceptive Vaginal System High User Satisfaction

Acceptability Data[1]

- Phase 3 acceptability study (n=905 subjects)
- Overall satisfaction 89% related to ease of use, side effects, expulsions/feeling the product, and physical effect during sexual activity
- High rates of adherence (94.3%) and continuation (78%)

Ease of inserting (N=905)	Ease of removing (N=905)	Ease of remembering CVR insertion (N=905)	Ease of remembering CVR removal (N=905)	No side effects reported on questionnaire (N=905)
90.8% (n=823)	88.2% (n=798)	87.6% (n=793)	85.2% (n=771)	81.8% (n=740)

[1]Merkatz, Ruth B., Marlena Plagianos, Elena Hoskin, Michael Cooney, Paul C. Hewett, and Barbara S. Mensch. 2014. "Acceptability of the Nestorone®/ethinyl estradiol contraceptive vaginal ring: Development of a model; implications for introduction," *Contraception* 90(5): 514–521.

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Annovera Key Attributes

Clinical Attributes

- Only FDA approved long-acting reversible birth control that doesn't require a procedure or repeat doctor's visit
  - Empowers women to be in complete control of their fertility and menstruation
  - Annovera is the only user-directed single 12-month birth control product
- Highly effective in preventing pregnancy when used as directed (97.3%)
- High patient satisfaction in clinical trials[1] (89% overall satisfaction)
- Low daily release of ethinyl estradiol (13 mcg)
- Only product with new novel progestin - segesterone acetate[2]
  - No androgenic, estrogenic or glucocorticoid effects at contraceptive doses
- Favorable side effect profile including low rates of discontinuation related to irregular bleeding (1.7%)
- Safety profile generally consistent with other CHC products, including boxed warning

Physical Attributes

- Softer and more pliable than NuvaRing
- Acceptable for women who haven't had a child (nulliparous) or are not in a monogamous relationship[3]
- "Vaginal System" – Potentially the only product in a new class of contraception with potential for $0 co-pay
- Cost and convenience (pharmacy and doc visits)
- Does not require refrigeration by prescriber

[1] Merkatz, Ruth B., Marlena Plagianos, Elena Hoskin, Michael Cooney, Paul C. Hewett, and Barbara S. Mensch. 2014. "Acceptability of the Nestorone®/ethinyl estradiol contraceptive vaginal ring: Development of a model; implications for introduction," *Contraception* 90(5): 514–521.
[2] Narender Kumar, Samuel S. Koide, Yun-Yen Tsong, and Kalyan Sundaram. 2000. *"Nestorone: a Progestin with a Unique Pharmacological Profile,"* Steroids 65: 629-636.
[3] Lohr, et al. Use of intrauterine devices in nulliparous women. Contraception 95 (2017); 529-537.

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ANNOVERA Commercialization Strategy

Attractive Market Segments

- Long acting reversible contraceptives, such as IUDs and implants are experiencing significant growth as the market shifts to long-acting solutions growing at a CAGR of 15.3%[1]
  - Requires a procedure for insertion and removal
- Daily oral contraceptives are shrinking at a CAGR of 4.2%[1]
- Unmet need of a long-acting reversible contraception that is patient-controlled and procedure-free
- NuvaRing users (past 12 month gross sales ~$988M[2]) – leveraging the physical and clinical strengths of ANNOVERA
  - No additional sales representatives needed
  - ~80% of total prescribers within current 150 TXMD territories (197 after sales force expansion)[3]

Target Female Profile

- Women who want long-acting reversible contraception but don't want a procedure
- Providers who do not want to purchase and manage inventory of IUDs and implants
- Women who haven't had a child (nulliparous) or are not in a monogamous relationship and want long-term contraceptive options

[1]IQVIA 2017, Company filings. Long acting reversible contraceptive market includes: Nexplanon/Implanon, Mirena family,Paragard and Liletta. Net sales as reported in company filings.
[2]PHAST TRx MSB dollars.
[3]IQUVIA Data.

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33 Looking Ahead: Key Expected Events in 2019 ▪ 1Q - IMVEXXY 6 month payer block ends and payer adjudication starts at various points throughout 1Q ▪ 1Q - Sales Force increase for IMVEXXY and BIJUVA ▪ 2H - Begin direct - to - consumer marketing for IMVEXXY ▪ 2Q - Expansion of Bio - Ignite program with BIJUVA launch ▪ Early 2Q - BIJUVA Launch and second $75 million debt tranche ▪ 2Q/3Q - IMVEXXY Medicare Part D contracts to close ▪ 2H - ANNOVERA launch (company working to accelerate original launch date) ▪ Late 4Q - BIJUVA 6 month payer block expected to end

34 TherapeuticsMD, A Premier Women’s Health Company CONTRACEPTION PRENATAL CARE CONTRACEPTION/ FAMILY PLANNING - PERIMENOPAUSE VASOMOTOR SYMPTOMS DYSPAREUNIA (Vulvar & Vaginal Atrophy) REPRODUCTIVE HEALTH MENOPAUSE MANAGEMENT ANNOVERA™ ( segesterone acetate and ethinyl estradiol vaginal system) ANNOVERA™ ( segesterone acetate and ethinyl estradiol vaginal system) Prenatal Vitamins

35 Appendix

36 TXMD: Financial Snapshot Shares Outstanding 237.9M (Nov. 1, 2018) Debt $75M (as of Sept. 30, 2018 ) Cash $190M (as of Sept. 30, 2018) Listing Exchange Insider Ownership ~20% (Nov. 1, 2018)

37 Net Revenue Ramp for Commercially Insured Patient Starter Pack ▪ WAC $405 ▪ 60% net = $243 average net revenue per unit (script) - Company expects to net on average 60% of WAC when commercial insurance coverage is fully established ▪ Remaining 40% includes other costs (distribution, rebates and copay assistance programs) Maintenance Pack ▪ WAC $180 ▪ 60% net = $108 average net revenue per unit (script) - Company expects to net on average 60% of WAC when commercial insurance coverage is fully established ▪ Remaining 40% includes other costs (distribution, rebates and copay assistance programs) Blended Starter/Maintenance ▪ Current average WAC $225 (through October; will fluctuate based on mix and insurance coverage) ▪ 60% net = $135 net revenue per unit (script) - Company expects to net on average 60% of WAC when commercial insurance coverage is fully established ▪ Remaining 40% includes other costs (distribution, rebates and copay assistance programs) Net Revenue Ramp for Medicare Part D to be determined Expected Net Revenue Ramp for IMVEXXY

IMVEXXY Product Characteristics Compare Favorably [1-9]

	Estrogens				Non-estrogens	
Product	Estrace® Cream (estradiol vaginal cream, USP, 0.01%)[1]	Premarin® (conjugated estrogens) Vaginal Cream[2]	Vagifem® (estradiol vaginal inserts)[4]	IMVEXXY® (estradiol vaginal inserts)[5,6]	Intrarosa® (prasterone) vaginal inserts[7]	Osphena® (ospemifene) tablets, for oral use[8]
						
	Allergan	Pfizer	novo nordisk	TherapeuticsMD For Her. For Life.	amag	DUCHESNAY USA
FDA approval	1984	1978	1999	2018	2016	2013
TRx MSB Dollars 2017[9]	$504,804,770	$463,264,428	$446,044,670	-	$3,597,519	$66,904,883
Method of administration	Vaginal cream	Vaginal cream	Vaginal insert	Vaginal insert	Vaginal insert	Oral tablet
Application	Reusable vaginal applicator- cream	Reusable vaginal applicator- cream	Disposable vaginal applicator- tablet	No applicator needed- softgel vaginal insert	Disposable vaginal applicator- bullet insert	Oral daily tablet
Active ingredient	100 mcg estradiol	625 mcg/g conjugated equine estrogens	10 mcg estradiol	4 mcg or 10 mcg estradiol	6,500 mcg prasterone	60,000 mcg ospemifene
Average maintenance dose	100 mcg 2x/week	312.5 mcg 2x/week	10 mcg 2x/week	4 mcg or 10 mcg 2x/week	6,500 mcg daily	60,000 mcg daily
WAC package price (2018)[10]	$314.87 (42.5-g tube)	$355.77 (30-g tube)	$170.16 (8 tablets)	$180.00 (8 softgel capsules)	$185.50 (28 inserts)	$611.39 (90 tablets)
WAC 30-day supply (2018)[10]	$104.96	$118.59	$170.16	$180.00	$198.75	$203.80

There have been no head-to-head trials between IMVEXXY and any of the products listed above.
All trademarks are the property of their respective owners.
Abbreviations: WAC, wholesale acquisition cost.

References: 1. Estrace Vaginal Cream [package insert]. Irvine, CA: Allergan USA, Inc.; 2017. **2.** Premarin Vaginal Cream [package insert]. Philadelphia, PA: Wyeth Pharmaceuticals Inc., a subsidiary of Pfizer Inc.; 2017. **3.** Estring [package insert]. New York, NY: Pharmacia & Upjohn Company LLC, a subsidiary of Pfizer Inc.; 2017. **4.** Vagifem [package insert] Plainsboro, NJ: Novo Nordisk Inc.; 2017. **5.** IMVEXXY [package insert]. Boca Raton, FL: TherapeuticsMD, Inc; 2018. **6.** Constantine GD et al. The REJOICE trial: a phase 3 randomized, controlled trial evaluating the safety and efficacy of a novel vaginal estradiol soft-gel capsule for symptomatic vulvar and vaginal atrophy. *Menopause*. 2017;24(4):409-416. **7.** Intrarosa [package insert]. Waltham, MA: AMAG Pharmaceuticals, Inc.; 2017. **8.** Osphena [package insert]. Florham Park, NJ: Shionogi Inc.; 2015. **9.** Symphony Health Solutions PHAST Data powered by IDV; Annual 2017 [a. [2017 Estrace and generics (Teva, Mylan, Impax & Alvogen) and 2017 Vagifem, Yuvafem (authorized generic of Vagifem), and Teva generic] **10.** AnalySource. June 2018.

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39 39 ▪ Combination of bio - identical * estradiol and progesterone ▪ Strong efficacy and safety data ▪ Statistically significant reduction in both the frequency and severity of moderate to severe hot flashes ▪ Clinically meaningful improvements in quality of life and sleep disturbance data ▪ Low incidence of bleeding and somnolence ▪ Favorable lipid, coagulation and metabolic profiles, compared to the profiles separately established for synthetic progestins and synthetic estrogens The First and Only FDA - Approved Bio - Identical Combination Hormone Replacement Therapy (HRT) *“Bio - identical” refers to estradiol and progesterone that are molecularly identical to the hormones produced naturally in the woman’s body. There is no evidence that bio - identical hormones are safer or more effective than synthetic hormones.

40 BIO - IGNITE Progress and Results Partnerships with Large Pharmacy Network and Individual Pharmacies Pharmacy Network and Individual Pharmacy Partners # of Pharmacies >300 Pharmacies In Network Combination Bio - Identical E+P Scripts ~1,500,000 prescriptions annually All trademarks are the property of their respective owners. TXMD Outreach to Individual Pharmacies >400 Pharmacies with Prescription Data > 500,000 prescriptions annually *Formerly known as Premier Value Pharmacy Compounding Network *

Bio-Identical Customization

Customization of therapy at compounding pharmacies refers to addressing the overall patient condition including menopausal symptoms, adrenal function, libido, energy levels, thyroid function and nutrition, rather than through micro-dose changes in estrogen/progesterone amounts based on blood levels

Estradiol & Progesterone Claims

Base for all Patients
- Controls VMS symptoms
- Promotes sleep & calming
- Progesterone to oppose Estradiol - safety

Estrone, Estriol & DHEA Claims

- Breast cancer reduction/prevention
- Decrease clotting
- Glucose maintenance
- Improves lipids profile

Testosterone Claims

- Libido
- Muscle tone
- Improves skin turgor
- Emotional well-being

Thyroid (T3, T4) Claims

- Weight gain
- Lack of Energy
- Depression
- Memory

Supplements

- Vitamin D3
- Melatonin (sleep)
- Omega-3

Continued Testing
Blood, Saliva, Urine

TherapeuticsMD®
For Her. For Life.

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1-Year Vaginal Contraceptive System Serves an Unmet Need in the U.S. Contraceptive Market

	ANNOVERA™	NuvaRing®	IUD's	Oral Contraceptives
Duration of Action	✓ 1 year (21/7 regimen)	✗ 1 month (21/ 7 regimen)	✓ 3-10 years	✗ Daily pill intake
Patient Control	✓ Removable at any time	✓ Removable at any time	✗ Procedure required	✓ Stop at any time
Nulliparous Women	✓ Yes	✓ Yes	✗ Not universally acceptable	✓ Yes
Product Administration	✓ Patient administered pliable ring	✓ Patient administered Semi-rigid ring	✗ Physician in-office procedure	✓ Oral intake
Patient Convenience	✓ 1 doctor's visit, 1 pharmacy visit per year	✗ Monthly pharmacy visit	✗ Physician in-office procedure prescriber stocking required	✗ Daily pill presents compliance/adherence risks; potential increase in unplanned pregnancies
Healthcare Provider Convenience	✓ Filled at pharmacy; No refrigeration; No inventory or capital outlay	✓ Filled at pharmacy; Refrigeration required prior to being dispensed	✗ Prescriber required to hold inventory	✓ Filled at pharmacy
Cost	✓ $1,400 WAC	✗ $154.89/28 days, or 1 year cost of $2013.57 (13 rings/year)	✓ $909 WAC + insertion and removal costs (good for 5 years)	✗ Lo Loestrin® Fe $128.51/28 days, or 1 year cost of $1,670.63 (13/year)
Contraceptive Class	Vaginal System	Vaginal Ring	IUD	Oral

- ✓ 89% overall patient satisfaction in clinical trials, 94% adherence rate, 78% continuation rate
- ✓ "Vaginal System"- potential for a new class of contraception with $0 co-pay
- ✓ Segesterone acetate component of Annovera classified as NCE with 5 year exclusivity

Chart comparisons for product characteristics only and are not intended to imply safety or efficacy comparisons

TherapeuticsMD®
For Her. For Life.

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